Exhibit 10.1

as of January 31, 2006

United Natural Foods, Inc.

as Agent and Representative

of the Borrowers

260 Lake Road

Dayville, CT 06241

RE: Second Amendment to Amended and Restated Loan and Security Agreement

Ladies and Gentlemen:

Reference is made to the Amended and Restated Loan and Security Agreement dated as of April 30, 2004, as amended (“Loan Agreement”) among United Natural Foods, Inc. (“UNF”), United Natural Foods West, Inc. (f/k/a/ Mountain People’s Warehouse Incorporated) (“UNFW”), United Northeast LLC (“UNLLC”) and United Natural Trading Co. (“UNT” and together with UNF, UNFW and UNLLC, collectively, the “Borrowers”) each of the Lenders identified under the caption “Lenders” on the signature pages thereto and Bank of America, N.A. (as successor to Fleet Capital Corporation) as administrative and collateral agent for the Lenders (the “Agent”), Citizens Bank of Massachusetts (the “Syndication Agent”), U.S. Bank National Association (the “Documentation Agent”) and Fleet Capital Corporation (the “Arranger”). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

Background. Borrowers have requested that the Lenders agree to amend the Applicable Libor Margin and Applicable Base Rate Margin and the Lenders have agreed thereto, subject to the terms and conditions set forth herein.

Accordingly, the parties hereto hereby agree as follows:

1.	Amendment.

a.            Effective on January 1, 2006, the definition of “Applicable Base Rate Margin; Applicable LIBOR Margin” in Appendix A to the Loan Agreement is deleted in its entirety and replaced with the following:

“Applicable Base Rate Margin; Applicable LIBOR Margin – the Applicable LIBOR Margin and Applicable Base Rate Margin shall be as follows:

Applicable LIBOR Margin	Applicable Base Rate Margin
.75%	0.00%

2.            Representations and Warranties. The Borrowers hereby represent and warrant as follows:

a.            Power, Authority, Etc. The Borrowers have the power and authority for the making and performing of this Second Amendment. This Second Amendment has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Second Amendment is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

b.            Incorporation of Representations and Warranties. The representations and warranties of the Borrowers contained in the Loan Agreement, after giving effect to the amendments thereto contemplated hereby, and except for any changes resulting only from the passage of time which do not otherwise constitute a Default or an Event of Default, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Second Amendment as though fully set forth herein.

c.            Permitted Mergers. Borrowers represent and warrant that effective as of January 1, 2006 (i) NutraSource, Inc. and Rainbow Natural Foods, Inc., each a Borrower under the Loan Agreement and each a Subsidiary of UNFW, were merged into UNFW as permitted under and in compliance with Section 9.2.1 of the Loan Agreement, and (ii) Stow Mills, Inc. and United Natural Foods Pennsylvania, Inc., each a Borrower under the Loan Agreement and each a Subsidiary of UNF, and Select Nutrition Distributors, Inc., a Subsidiary of UNF, were merged into UNF as permitted under and in compliance with Section 9.2.1 of the Loan Agreement.

3.            Conditions Precedent. This Second Amendment and the Lenders’ obligations hereunder shall not be effective until each of the following conditions are satisfied (the “Amendment Effective Date”):

a.            Borrowers shall have duly executed and delivered this Second Amendment;

b.            All requisite corporate action and proceedings of the Borrowers in connection with this Second Amendment and all documentation and certificates required by Agent and/or its counsel in connection therewith shall be satisfactory in form and substance to Agent;

c.	No Default or Event of Default shall exist; and
d.	All the Lenders shall have executed this Second Amendment.

4.	Miscellaneous.

a.            Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

b.            Force and Effect. The Loan Agreement and each other Loan Document, as amended or modified by this Second Amendment, are hereby ratified, confirmed and approved and shall continue in full force or effect.

c.            Loan Document. This Second Amendment and all other documents executed in connection herewith are “Loan Documents” as such term is defined in the Loan Agreement. This Second Amendment shall be governed by the laws of the State of Connecticut. This Second Amendment and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

[remainder of page intentionally left blank]

Signature Page to Second Amendment to Amended and Restated Loan and Security Agreement

IN WITNESS WHEREOF, the parties have executed this SecondAmendment as of the date first above written.

BORROWERS:	UNITED NATURAL FOODS, INC.

By:	/s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Vice President and acting CFO

UNITED NATURAL FOODS WEST, INC.

By:	/s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Vice President and acting CFO

UNITED NORTHEAST LLC

By: /s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Vice President and acting CFO

UNITED NATURAL TRADING CO.

By:	/s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Vice President and acting CFO

GUARANTORS:	NATURAL RETAIL GROUP, INC.

By:	/s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Vice President and acting CFO

ALBERT’S ORGANICS, INC.

By:	/s/ Mark E. Shamber
Name:	Mark E. Shamber
Title:	Vice President and acting CFO

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kim B. Bushey
Name:	Kim B. Bushey
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A., as a

Lender

By:	/s/ Kim B. Bushey
Name: Kim B. Bushey
Title:	Senior Vice President

CITIZENS BANK OF MASSACHUSETTS, as

a Lender

By:	/s/ Peter Coates
Name: Peter Coates

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a

Lender

By:	/s/ John W. Ball
Name: John W. Ball

Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, a

Lender

By:	/s/ Brian Conway
Name: Brian Conway

Title: Vice President

FIRST PIONEER FARM CREDIT, ACA, a

Lender

By:	/s/ Carol L. Sobson
Name: Carol L. Sobson

Title: Vice President

WEBSTER BANK, a Lender

By:	/s/ John H. Frost
Name: John H. Frost

Title: Vice President

ISRAEL DISCOUNT BANK

OF NEW YORK, a Lender

By:	/s/ Kevin Lord
Name: Kevin Lord

Title: FVP

By:	/s/ Stephen Shapiro
Name: Stephen Shapiro
Title: SVP

ROYAL BANK OF CANADA, a Lender

By:	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

HARRIS TRUST AND SAVINGS BANK,

a Lender

By:	/s/ C. Scott Place
Name: C. Scott Place
Title: Director